Prospectus Supplement	November 18, 2008

PUTNAM DISCOVERY GROWTH FUND Prospectus dated April 30, 2008

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s board of trustees has approved, the merger of Putnam Discovery Growth Fund into Putnam New Opportunities Fund, an equity fund which seeks long-term growth of capital. The fund’s board of trustees believes this merger is in the best interests of Discovery Growth Fund shareholders for several reasons. Discovery Growth Fund’s shareholders will become investors in a fund with an identical investment objective and substantially similar investment policies and risk/return profiles. Both funds invest mainly in common stocks of U.S. companies, with a focus on growth stocks. In addition, Discovery Growth Fund’s shareholders are expected to benefit from a lower expense ratio resulting from the larger asset base of the combined fund.

Putnam Management believes that simplifying its equity fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined fund’s prospects for increased sales and economies of scale. In addition, Putnam Management believes that allowing portfolio managers to focus on fewer funds represents the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Subject to a number of conditions, the merger currently is expected to occur over the next approximately 30 to 60 days, but no later than March 31, 2009. The merger will be effected at the relative net asset values of the funds as of the close of business on the business day immediately before the merger. Shares of each class of Discovery Growth Fund will, in effect, be converted into shares of the same class of New Opportunities Fund with the same aggregate net asset value. The merger is expected to be tax-free to shareholders of Discovery Growth Fund.

To align the portfolios of Discovery Growth Fund and New Opportunities Fund, Putnam Management expects to sell certain of Discovery Growth Fund’s portfolio securities before the merger. These transactions will result in brokerage commissions and other transaction costs, and may result in realization of capital gains that would be distributed to shareholders as taxable distributions.

Discovery Growth Fund will be closed to new accounts, and to the extent practicable, new investments in existing accounts (such closures are currently expected to occur on or about December 12, 2008). For more information about New Opportunities Fund, please visit the Individual Investors’ section of www.putnam.com or call 1-800-225-1581 for a prospectus.

Please see below for discussion of the fund’s new portfolio manager, who is also the portfolio manager of New Opportunities Fund.

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Portfolio Manager Changes

The section Who oversees and manages the fund? is supplemented to reflect that Gerald Moore now is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio. Mr. Moore was appointed portfolio manager of the fund in November 2008. From 1997 to the present, he has been employed by Putnam Management, currently as a Senior Portfolio Manager and previously as a Portfolio Manager. He owned no fund shares as of October 31, 2008. Mr. Moore owned shares in all Putnam funds valued at $1,000,001 and over as of October 31, 2008.

The sub-section Investment management teams is deleted in its entirety. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Multi-Cap Growth Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

PUTNAM INVESTMENTS	254381 11/08